UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On June 7, 2007, members of senior management of PPL Corporation ("PPL" or the "Company") will participate in the Citigroup Investment Research Power, Gas and Utilities Conference in Charleston, S.C. James H. Miller, PPL’s chairman, president and chief executive officer, will participate in a panel discussion on the strategic management of commodity exposure that will be Webcast from the Conference. A copy of the press release announcing this Webcast is attached as Exhibit 99.1 and is incorporated herein by reference.

In addition, at this conference, members of PPL senior management will discuss with financial analysts and investors PPL’s corporate strategy, general business outlook and other matters.

During this discussion, it is expected that PPL representatives will reaffirm the Company’s previously announced forecasts of $2.30 to $2.40 per share in earnings from ongoing operations for 2007; an increase in earnings per share in 2008 over 2007 of at least 5 percent, based on the midpoint of the 2007 forecast and excluding projected synfuel earnings for 2007; and 2010 earnings per share of $3.50. As previously announced, the Company's 2007 forecast of reported earnings per share is $2.17 to $2.27, reflecting special items recorded through March 31, 2007.  This forecast of reported earnings does not reflect the previously announced expected second quarter special after-tax gain of 22 to 23 cents per share for the sale of PPL’s El Salvadoran business, or the previously announced expected second quarter additional special after-tax charge of 1 cent per share related to the sale of PPL’s telecommunication subsidiary.

In addition to the discussion at the Citigroup Conference, representatives of PPL will be talking with financial analysts and investors during various meetings and discussions throughout June 2007. Unless it publicly discloses otherwise, PPL expects that during these meetings and discussions it will reaffirm the Company’s earnings forecasts.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release, dated June 1, 2007, announcing Webcast of PPL’s participation in a panel discussion at the Citigroup Investment Research Power, Gas and Utilities Conference in Charleston, S.C.

“Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic hedges. The mark-to-market impact of these hedges is economically neutral to the company in that offsetting gains or losses on underlying accrual positions will be recognized as energy is delivered over the terms of the contracts. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.

Statements contained in this Form 8-K, including statements with respect to future earnings, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the potential impact on the phaseout of synthetic fuel tax credits and synthetic fuel operations; weather conditions affecting generation production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to capital markets and credit facilities, of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating units in Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of hurricanes or other severe weather on PPL and its subsidiaries, including any impact on fuel prices; receipt of necessary governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state, federal and foreign regulatory developments; any impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit ratings; disposition proceeds; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ J. Matt Simmons, Jr. J. Matt Simmons, Jr. Vice President and Controller

Dated: June 6, 2007